Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the American First Financial, Inc. (the “registrant”) on Form 10-Q for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, J R Stirling, Chief Executive and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 22, 2011

/s/ J. R. Stirling
J. R. Stirling,
Chief Executive and Chief Financial Officer